Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of EPIX Pharmaceuticals, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Michael G. Kauffman, Chief Executive Officer and Director of the Company and Kim C. Drapkin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ Michael G. Kauffman
Michael G. Kauffman, M.D., Ph.D.
Chief Executive Officer and Director
August 8, 2007
/s/ Kim C. Drapkin
Kim C. Drapkin
Chief Financial Officer
August 8, 2007